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FIRST INVESTORS
U.S. GOVERNMENT PLUS FUND


ANNUAL REPORT
DECEMBER 31, 2000


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The words "A MEMBER OF THE FIRST INVESTORS FINANCIAL NETWORK"
under the First Investors logo.




Portfolio Manager's Letter
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1ST FUND

Dear Investor:

We are pleased to present the annual report for the First Investors U.S. Government Plus Fund -- 1st Fund for the fiscal year ended December 31, 2000. During the period, the Fund returned 11.2% on a net asset value basis. During 2000, the Fund declared dividends from net investment income of 68.1 cents per share and a capital gains distribution of 13.6 cents per share.

The Fund's holdings were almost exclusively Treasury STRIPS, also known as zero coupon bonds. During 2000, the Fund's return was primarily the result of the fact that these securities increased in price as interest rates declined. In this environment of falling interest rates, the price of Treasury STRIPS rose as they are very interest-rate sensitive. In addition, the investment performance of such securities is tied to their relative maturities, with those having the earliest maturities generating returns in line with cash or investments in commercial paper.

Because it is impossible to predict the future direction of the markets, even over the short term, there are certain basic investment principles that we encourage our clients to follow to reduce exposure to risk.* First, we encourage clients to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our clients to diversify their portfolios among stock, bond and money market funds. Third, we encourage our clients to follow a regular investment plan. This strategy is known as "dollar cost averaging."
It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well-designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. If you use dollar cost averaging, you should consider your ability to continue purchases through periods of declining prices.

Thank you for placing your trust in First Investors. As always we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Vice President
  and Portfolio Manager

January 31, 2001

* There are a variety of risks associated with investing in mutual funds. For stock funds, the risks include market risk (the risk that the entire stock market will decline because of an event such as a deterioration in the economy or a rise in interest rates), as well as special risks associated with investing in certain types of stock mutual funds, such as small-cap, global and international funds. For bond funds, the risks include interest rate risk and credit risk. Interest rate risk is the risk that bonds will decrease in value as interest rates rise. As a general matter, longer-term bonds fluctuate more than shorter-term bonds in reaction to changes in interest rates. Credit risk is the risk that bonds will decline in value as the result of a decline in the credit rating of the bonds or the economy as a whole. You should consult your prospectus for a precise explanation of the risks associated with your fund.




Cumulative Performance Information
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

Comparison of change in value of $10,000 investment in the First
Investors U.S. Government Plus Fund -- 1st Fund, the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index.

                     INTERMEDIATE   LONG TERM
          1ST FUND          INDEX       INDEX
Dec-90       9,200         10,000      10,000
Dec-91      11,275         11,411      11,851
Dec-92      11,997         12,202      12,794
Dec-93      14,329         13,205      15,001
Dec-94      12,768         12,972      13,855
Dec-95      16,471         14,842      18,107
Dec-96      16,068         15,432      17,950
Dec-97      17,530         16,619      20,657
Dec-98      19,542         18,052      23,450
Dec-99      18,541         18,126      21,400
Dec-00      20,622         19,985      25,738

                  Average Annual Total Return*
                N.A.V. Only     S.E.C. Standardized
One Year          11.22%               2.35%
Five Years         4.60%               2.87%
Ten Years          8.41%               7.51%

The graph compares a $10,000 investment in the First Investors U.S. Government Plus Fund -- 1st Fund beginning 12/31/90 with theoretical investments in the Lehman Brothers Intermediate Treasury Index and the Lehman Brothers Long Term Treasury Index. The Lehman Brothers Intermediate Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of less than 10 years. The Lehman Brothers Long Term Treasury Index is made up of all public obligations of the U.S. Treasury with maturities of 10 years or greater. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in the Indices. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and dividends and distributions were reinvested.

* Average Annual Total Return figures (for the period ended 12/31/00) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 8.00%. During the periods shown, some expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been 1.74%, 2.50% and 7.22%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. Lehman Brothers Intermediate Treasury Index and Lehman Brothers Long Term Treasury Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc. Index and Lehman Brothers Long Term Treasury Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
December 31, 2000
-------------------------------------------------------------------------------------------------------
                                                                                                Amount
Principal                                                                                     Invested
   Amount                                                                                     For Each
       or                                                                                   $10,000 of
   Shares    Security                                                       Value           Net Assets
-------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT SECURITIES--98.2%
  $ 1,300M   Treasury STRIPS, due 11/15/2004 (cost $889,525)               $1,073,164          $ 9,819
-------------------------------------------------------------------------------------------------------
             COMMON STOCKS--.1%
             Health Care
      100  * SangStat Medical Corporation (cost $887)                           1,188               11
-------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $890,412)                98.3%             1,074,352            9,830
Other Assets, Less Liabilities                             1.7                 18,606              170
-------------------------------------------------------------------------------------------------------
Net Assets                                               100.0%            $1,092,958          $10,000
=======================================================================================================

* Non-income producing

See notes to financial statements





Statement of Assets and Liabilities
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
December 31, 2000

---------------------------------------------------------------------------------------------
Assets
Investments in securities:
  At identified cost                                                              $   890,412
                                                                                  ===========
  At value (Note 1A)                                                              $ 1,074,352
Cash                                                                                   18,456
Other assets                                                                            2,675
                                                                                  -----------
Total Assets                                                                        1,095,483
                                                                                  -----------
Liabilities
Distributions payable                                                                     631
Accrued expenses                                                                        1,343
Accrued advisory fees                                                                     551
                                                                                  -----------
Total Liabilities                                                                       2,525
                                                                                  -----------
Net Assets                                                                        $ 1,092,958
                                                                                  ===========

Net Assets Consist of:
Capital paid in                                                                   $   909,018
Net unrealized appreciation in value of investments                                   183,940
                                                                                  -----------
Total                                                                             $ 1,092,958
                                                                                  ===========
Shares of beneficial interest outstanding (Note 3)                                    120,590
                                                                                  ===========
Net Asset Value and Redemption Price Per Share
   (Net assets divided by shares of beneficial interest outstanding)                    $9.06
                                                                                        =====
Maximum Offering Price Per Share
   (Net asset value /.92)*                                                              $9.85
                                                                                        =====

*On purchases of $10,000 or more, the sales charge is reduced.

See notes to financial statements





Statement of Operations
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
Year Ended December 31, 2000

------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                   $ 86,856
                                                                                  --------
Expenses (Notes 1 and 4):
  Advisory fee                                                                      10,495
  Professional fees                                                                  8,937
  Shareholder servicing costs                                                        2,496
  Reports and notices to shareholders                                                  564
  Custodian fees                                                                       160
  Other expenses                                                                     1,023
                                                                                  --------

Total expenses                                                                      23,675
Less: Expenses waived or assumed                                                   (11,969)
         Custodian fees paid indirectly                                               (160)
                                                                                  --------

Net expenses                                                                        11,546
                                                                                  --------

Net investment income                                                               75,310
                                                                                  --------
Realized and Unrealized Gain (Loss) on Investments (Note 2):

Net realized gain on investments                                                    15,086
Net unrealized appreciation of investments                                          22,029
                                                                                  --------
Net gain on investments                                                             37,115
                                                                                  --------
Net Increase in Net Assets Resulting from Operations                              $112,425
                                                                                  ========

See notes to financial statements





Statement of Changes in Net Assets
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND
-------------------------------------------------------------------------------------------------

Year Ended December 31,                                                  2000             1999
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
  Net investment income                                              $   75,310        $   76,639
  Net realized gain on investments                                       15,086            16,271
  Net unrealized appreciation (depreciation) of investments              22,029          (155,580)
                                                                     ----------        ----------
    Net increase (decrease) in net assets
    resulting from operations                                           112,425           (62,670)
                                                                     ----------        ----------
Distributions to Shareholders
  Net investment income                                                 (75,310)          (76,736)
  Net realized gains.                                                   (15,086)          (16,271)
                                                                     ----------        ----------
  Total distributions                                                   (90,396)          (93,007)
                                                                     ----------        ----------
Trust Share Transactions *
Reinvestment of distributions                                            89,763            90,921
Cost of shares redeemed                                                (109,311)          (79,314)
                                                                     ----------        ----------
    Net increase (decrease) from trust share transactions               (19,548)           11,607
                                                                     ----------        ----------
Net increase (decrease) in net assets                                     2,481          (144,070)

Net Assets
  Beginning of year                                                   1,090,477         1,234,547
                                                                     ----------        ----------
  End of year                                                        $1,092,958        $1,090,477
                                                                     ==========        ==========

* Trust Shares Issued and Redeemed
  Issued on distributions reinvested                                      9,908            10,239
  Redeemed                                                              (12,155)           (8,078)
                                                                     ----------        ----------
  Net increase (decrease) in trust shares outstanding                    (2,247)            2,161
                                                                     ==========        ==========

See notes to financial statements





Notes to Financial Statements
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND - 1ST FUND

1. Significant Accounting Policies -- First Investors U.S. Government Plus Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified open-end management investment company. The Trust operates as a series fund, currently issuing shares of beneficial interest of the 1st Fund (the "Fund") only. The Fund's objective is first to generate income, and, to a lesser extent, achieve long-term capital appreciation.

A. Security Valuation -- Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded. Securities which have no sales on a particular day and securities traded in the over-the-counter market are valued at the mean between the closing bid and asked prices. The Treasury STRIPS in which the Fund invests are traded primarily in the over-the-counter market. Such securities are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers, or brokers, information with respect to market transactions in comparable securities, and other available information in determining values. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith under the direction of the Trust's officers in a manner specifically authorized by the Trustees of the Trust.

B. Federal Income Taxes -- No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve the Fund from all, or substantially all, federal income taxes.

C. Distributions to Shareholders -- Distributions to shareholders are generally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for post-October capital losses.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for common stocks and the amortized cost basis for Treasury STRIPS for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income (consisting of accreted discount) and estimated expenses are accrued daily. For the year ended December 31, 2000, the Fund's custodian has provided credits in the amount of $160 against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United states of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.




Notes to Financial Statements (continued)
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1ST FUND

2. Security Transactions -- For the year ended December 31, 2000, purchases and sales of securities and long-term U.S. Government
Obligations, excluding short-term notes, were as follows:

                                               Long-Term
                       Securities     U S  Government Obligations
                       ----------     ---------------------------
Purchases               $ 3,375              $     --
Proceeds of sales         4,433               129,860

At December 31, 2000, the cost of investments for federal income tax purposes was $890,412. Accumulated net unrealized appreciation, consisting entirely of gross unrealized appreciation on investments, was $183,940.

3. Trust Shares -- The Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of the Fund.

4. Advisory Fee and Other Transactions With Affiliates -- Certain officers and trustees of the Trust are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank, S.L.A. ("FIFSB"), custodian of the Trust's individual retirement accounts ("IRA"). Trustees of the Trust who are not "interested persons" of the Trust as defined in the 1940 Act are remunerated by the Fund. For the year ended December 31, 2000, total trustees fees accrued by the Fund amounted to $300.

The Investment Advisory Agreement provides as compensation to FIMCO, an annual fee, payable monthly, at the rate of 1% of the first $200 million of the Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. Total advisory fees accrued to FIMCO for the year ended December 31, 2000, was $10,495 of which $4,198 was waived. In addition, expenses of $7,771 were assumed by FIMCO.

For the year ended December 31, 2000, shareholder servicing costs included $1,859 in transfer agent fees paid to ADM and $637 in IRA custodian fees paid to FIFSB.




Financial Highlights
FIRST INVESTORS U.S. GOVERNMENT PLUS FUND -- 1st FUND

The following table sets forth the operating performance data for a share of beneficial interest outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.

                                          -----------------------------------------------------
                                                           Year Ended December 31
                                          -----------------------------------------------------
                                             2000       1999       1998       1997       1996
                                          --------   --------   ---------   --------   --------
Per Share Data
--------------
Net Asset Value, Beginning of Year          $ 8.88     $10.23      $10.25     $10.37     $11.58
                                          --------   --------   ---------   --------   --------
Income from Investment Operations:
  Net Investment Income                      0.680      0.681       0.723      0.670      0.648

  Net Realized and Unrealized Gain
  (Loss) on Investments                      0.317     (1.205)      0.453      0.274     (0.863)
                                          --------   --------   ---------   --------   --------
    Total from Investment Operations         0.997     (0.524)      1.176      0.944     (0.215)
                                          --------   --------   ---------   --------   --------

Less Distributions from:
  Net Investment Income                      0.681      0.681       0.723      0.670      0.648
  Net Realized Gain                          0.136      0.145       0.473      0.394      0.347
                                          --------   --------   ---------   --------   --------
    Total Distributions                      0.817      0.826       1.196      1.064      0.995
                                          --------   --------   ---------   --------   --------
Net Asset Value, End of Year                $ 9.06     $ 8.88      $10.23     $10.25     $10.37
                                          ========   ========   =========   ========   ========
Total Return (%)+                            11.22      (5.12)      11.47       9.10      (1.86)
-----------------

Ratios/Supplemental Data
------------------------
Net Assets, End of Year (in thousands)      $1,093     $1,090      $1,235     $1,282     $1,359

Ratio to Average Net Assets:(%)*
  Expenses                                    1.10       1.10        1.10       1.37       1.60
  Net Investment Income                       7.18       6.65        6.35       6.11       5.70

Ratio to Average Net Assets
Before Expenses
Waived or Assumed:(%)
  Expenses                                    2.26       2.08        1.93       1.93       1.98
  Net Investment Income                       6.02       5.67        5.52       5.55       5.32

Portfolio Turnover Rate (%)                      0          1           1          0          7

+ Calculated without sales charges
* Net of expenses waived or assumed (Note 4)

See notes to financial statements





Independent Auditors' Report

To the Shareholders and Trustees of
First Investors U.S. Government Plus Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the 1st Fund of First Investors U.S. Government Plus Fund at December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the 1st Fund of First Investors U.S. Government Plus Fund as of December 31, 2000, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                       Tait, Weller & Baker

Philadelphia, Pennsylvania
February 2, 2001




FIRST INVESTORS U.S. GOVERNMENT PLUS FUND

Trustees
------------------------------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert T. Wentworth


Officers
------------------------------
Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Patricia D. Poitra
Vice President

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


Shareholder Information
------------------------------
Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.